Supplement, dated January 18, 2007, to the
                       Prospectuses, dated May 1, 2006,
                                      of
                    Seligman Portfolios, Inc. (the "Fund")
    on behalf of its Seligman Capital Portfolio (the "Capital Portfolio"),
     Seligman Large-Cap Value Portfolio (the "Large-Cap Value Portfolio") and Seligman Smaller-Cap Value Portfolio (the "Smaller-Cap Value Portfolio")

This Supplement supersedes and replaces the supplement, dated November 16, 2006, to the Fund's Prospectus. The changes described below are effective immediately.

Changes to Capital Portfolio

The following information supersedes and replaces the information contained under the caption entitled "Principal Investment Strategies" of the Capital Portfolio on page 2 of the Fund's Prospectus (page 1 of the Fund's Class 2 Prospectus in respect of the Capital Portfolio):

The Portfolio uses the following principal investment strategies to seek its investment objective:

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio through fundamental analysis, considering both quantitative and qualitative factors. In selecting individual securities for investment, the investment manager looks to identify medium-sized companies that it believes display certain characteristics, including but not limited to, one or more of the following:

o     Strong or improving company fundamentals;

o     Strong management;

o Market earnings expectations are at or below the investment manager's estimates;

o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

o Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

o     Potential for above-average growth.

--------------------------------------------------------------------------------
Medium-Sized Companies

Companies with market capitalizations between $1 billion and $15 billion at the time of purchase by the Portfolio.
--------------------------------------------------------------------------------

The Portfolio will generally sell a stock when the investment manager believes that the company fundamentals have deteriorated, the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued) or the investment manager's price target has been met.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in securities issued by companies incorporated outside the US ("foreign companies"), except that companies that either (i) have their principal place of business in the US, (ii) derive 50% or more of their revenue from US sources or (iii) have the securities to be purchased by the Portfolio traded on a US securities exchange (including depositary receipts), will not be considered foreign companies. The Portfolio generally does not invest a significant amount, if any, in illiquid securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes that such a change is appropriate.

Changes to Large-Cap Value Portfolio

The following information supersedes and replaces the first four paragraphs (excluding the definition of Value Companies in the text box) under the caption entitled "Principal Investment Strategies" of the Large-Cap Value Portfolio on page 28 of the Prospectus:

The Portfolio uses the following principal investment strategies to pursue its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of "value" companies with large market capitalization ($4 billion or more) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

      o     a low price-to-earnings and/or low price-to-book ratio;

      o     positive change in senior management;

      o     positive corporate restructuring;

      o     temporary setback in price due to factors that no longer exist;

      o     a positive shift in the company's business cycle; and/or

      o a catalyst for increase in the rate of the company's earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

Changes to Smaller-Cap Value Portfolio

The following information supersedes and replaces the first four paragraphs (excluding the definition of Value Companies in the text box) under the caption entitled "Principal Investment Strategies" of the Smaller-Cap Value Portfolio on page 32 of the Prospectus (page 1 of the Smaller-Cap Value Portfolio's Class 2 prospectus):

The Portfolio uses the following principal investment strategies to pursue its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

      o     a low price-to-earnings and/or low price-to-book ratio;

      o     positive change in senior management;

      o     positive corporate restructuring;

      o     temporary setback in price due to factors that no longer exist;

      o     a positive shift in the company's business cycle; and/or

      o a catalyst for increase in the rate of the company's earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.